EXHIBIT 99.1

NEWS RELEASE

For Immediate Release

TRESORO ANNOUNCES REVOCATION OF BRITISH COLUMBIA CEASE TRADE ORDER

VANCOUVER, British Columbia, November 14, 2012 – Tresoro Mining Corp., (OTCQB:TSOR) (the "Company" or “Tresoro”) announces that the cease trade order (the “CTO”) issued by the British Columbia Securities Commission (the “BCSC”) on May 4, 2012 was revoked effective November 13, 2012.  The BCSC issued the CTO as a result of the following:

1.
The Company's annual information form for the year ended February 28, 2010 (the "2010 AIF"), which was filed on SEDAR pursuant to Part 6 of National Instrument 51-102 Continuous Disclosure Obligations ("NI 51-102") and section 5(c) of BCI 51-509, disclosed scientific and technical information about the Guayabales property, which is a material property to the Company, that included references to a technical report dated May 28, 2010 (the "2010 Report") that contains certain disclosure relating to measured, indicated and inferred mineral resource estimates for the Guayabales Project. However, the 2010 Report does not support the disclosure or material scientific and technical information in the 2010 AIF;

2.
The Company's annual information form for the year ended February 28, 2011 (the "2011 AIF") disclosed scientific and technical information about the Guayabales property and refers to an updated technical report dated February 8, 2011 (the "2011 Report") that contains certain disclosure relating to measured, indicated and inferred mineral resources estimates for the Guayabales Project. However, the Company failed to file the 2011 Report as required by section 4.2(1)(f) of National Instrument 43-101 Standards for Disclosure for Mineral Projects ("NI 43-101");

3.	The Company included similar statements about mineral resources in its various Management Discussion and Analysis ("MD&A"), including those filed for all periods ending in 2010 through to present; and

4.
A research report prepared on August 17, 2010 by a third party, which received compensation from the Company for such report, and is linked to a September 17, 2010 news release contains estimates of mineable reserves, gold mining revenues and current value that constitute a material change in the affairs of the Company. However, the Company failed to immediately issue and file a news release disclosing the nature and substance of the material change and file a material change report as required under section 7.1 of NI 51-102.

About Tresoro Mining Corp.

Tresoro Mining Corp. is a mineral exploration company. The Company's primary project is to develop the Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia. The Project is a bulk-tonnage, gold-silver target that is amenable to open pit mining as well as higher-grade gold-silver mineralization that can be drawn out with selective underground mining techniques. Historically Colombia has been one of the largest gold producers in the world and the Colombian mining industry remains one of the most dynamic and promising sectors of the Colombian economy.

Website: www.tresoromining.com
Symbol: OTCQB - TSOR; Frankfurt AN4, WKN NO. A0MUN4.
Contact: Investor Relations
Tel.: + 1-877-981-3130

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.